(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
January 31, 2002


Merrill Lynch
Maryland Municipal
Bond Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Maryland Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


TO OUR SHAREHOLDERS


The Municipal Market Environment
Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.



Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
During the six-month period ended January 31, 2002, we maintained a neutral position for the Fund relative to the municipal bond market. We continued our strategy of seeking to reduce the Fund's volatility by selling interest rate-sensitive issues. With the proceeds, we purchased bonds maturing in the 15-year - 20-year range. During the last three months, more than $1.4 billion of long-term tax-exempt bonds was issued in Maryland, which was over $1 billion more in tax-exempt debt issued during the same period last year. Despite the increased supply, retail and institutional demand remained strong. At this point, we expect to remain fully invested in an effort to enhance shareholder income.



Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


In Conclusion
On December 14, 2001 the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio. We thank you for your investment in Merrill Lynch Maryland Municipal Bond Fund.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and Portfolio Manager



March 5, 2002



Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002



PERFORMANCE DATA


About Fund Performance
Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.



Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/2001                   +5.12%         +0.92%
Five Years Ended 12/31/2001                 +5.66          +4.80
Inception (10/29/1993) through 12/31/2001   +4.73          +4.21

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class B Shares*

One Year Ended 12/31/01                    +4.48%         +0.48%
Five Years Ended 12/31/01                  +5.10          +5.10
Inception (10/29/93) through 12/31/01      +4.20          +4.20

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.




                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class C Shares*

One Year Ended 12/31/01                    +4.38%         +3.38%
Five Years Ended 12/31/01                  +4.99          +4.99
Inception (10/21/94) through 12/31/01      +5.87          +5.87

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 12/31/01                    +4.91%         +0.71%
Five Years Ended 12/31/01                  +5.53          +4.67
Inception (10/21/94) through 12/31/01      +6.40          +5.80

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares {formerly Class A Shares} were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**Assuming maximum sales charge.


Recent Performance Results*

                                                    6-Month        12-Month    Since Inception    Standardized
As of January 31, 2002                            Total Return   Total Return    Total Return     30-Day Yield
ML Maryland Municipal Bond Fund Class A Shares*       +2.54%         +5.97%          +47.91%           3.85%
ML Maryland Municipal Bond Fund Class B Shares*       +2.28          +5.32           +41.82            3.50
ML Maryland Municipal Bond Fund Class C Shares*       +2.12          +5.22           +52.77            3.40
ML Maryland Municipal Bond Fund Class D Shares*       +2.39          +5.76           +58.43            3.75

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's since inception dates are from 10/29/93 for Class A & Class B
Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


SCHEDULE OF INVESTMENT                                                                                       (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                       Issue                                                Value
Maryland--82.7%

NR*      NR*      $  500   Anne Arundel County, Maryland, Special Obligation Revenue Bonds (Arundel Mills
                           Project), 7.10% due 7/01/2029                                                            $   532

AA       Aa2         600   Carroll County, Maryland, GO (County Commissioners-Consolidated Public
                           Improvement), 6.50% due 10/01/2024                                                           662

NR*      Aa2       1,000   Maryland State Community Development Administration, Department of Housing and
                           Community Development, Housing Revenue Bonds, AMT, Series B, 6.15% due 1/01/2021           1,039

NR*      Aa2       1,245   Maryland State Community Development Administration, Department of Housing and
                           Community Development, Residential Revenue Refunding Bonds, Series A, 5.60%
                           due 3/01/2017 (c)                                                                          1,291

NR*      Aaa       1,000   Maryland State Community Development Administration, Department of Housing
                           and Community Development Revenue Bonds (Waters Landing II Apartments), AMT,
                           Series A, 5.875% due 8/01/2033                                                             1,037

                           Maryland State Community Development Administration, Department of Housing
                           and Community Development Revenue Refunding Bonds, S/F Program:
NR*      Aa2         500      4th Series, 6.45% due 4/01/2014                                                           514
NR*      Aa2         250      6th Series, 7.05% due 4/01/2017                                                           258

NR*      NR*         445   Maryland State Economic Development Corporation Revenue Bonds (Health and
                           Mental Hygiene Program), Series A, 7.125% due 3/01/2006                                      453

AAA      Aaa       1,000   Maryland State Economic Development Corporation, Utility Infrastructure Revenue
                           Bonds (University of Maryland-College Park Project), 5.375% due 7/01/2015 (a)              1,061

                           Maryland State Energy Financing Administration, Solid Waste Disposal Revenue
                           Bonds, AMT:
A1+      VMIG1++     900      (Cimenteries Project), VRDN, 1.55% due 5/01/2035 (j)                                      900
A-       NR*       1,000      Limited Obligation (Wheelabrator Water Projects), 6.45% due 12/01/2016                  1,053

                           Maryland State Health and Higher Educational Facilities Authority Revenue Bonds:
AA       Aa2         850      (Johns Hopkins University Issue), 6% due 7/01/2009 (h)                                    966
A        Baa1      1,000      (University of Maryland Medical System), 6% due 7/01/2022                               1,033
AAA      Aaa         625      (University of Maryland Medical System), Series B, 7% due 7/01/2022 (b)                   784

                           Maryland State Health and Higher Educational Facilities Authority, Revenue
                           Refunding Bonds:
AAA      Aaa       1,470      (Maryland General Hospital), 6.125% due 7/01/2019 (g)                                   1,587
NR*      NR*         900      (Memorial Hospital of Cumberland), 6.50% due 7/01/2004 (h)                                980
A-       Baa1      1,000      (Mercy Medical Center), 5.625% due 7/01/2031                                              970

                           Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue
                           Bonds, Series A:
AA       Aa2         300      6.375% due 9/01/2010                                                                      329
AA       Aa2         500      6.55% due 9/01/2014                                                                       519



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Maryland Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
STRIPES    Short-Term Inverse Payment Exempt Securities
VRDN       Variable Rate Demand Notes



Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


SCHEDULE OF INVESTMENT (concluded)                                                                           (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                       Issue                                                Value
Maryland (concluded)

AA-      Aa3      $  500   Montgomery County, Maryland, EDR (Trinity Health Credit Group), 5.50% due
                           12/01/2016                                                                               $   522

NR*      Aa2         410   Montgomery County, Maryland, Housing Opportunities Commission, S/F Mortgage
                           Revenue Refunding Bonds, Series A, 5.75% due 7/01/2013                                       434

AAA      Aaa         500   Montgomery County, Maryland, Parking Authority, Revenue Refunding Bonds (Silver
                           Spring Parking Lot), Series A, 6.25% due 6/01/2009 (b)                                       518

NR*      Baa3      1,000   Montgomery County, Maryland, Revenue Authority, Golf Course System Revenue
                           Bonds, Series A, 6.125% due 10/01/2022                                                     1,004

NR*      A2        1,500   Northeast Maryland, Waste Disposal Authority, Solid Waste Revenue Bonds
                           (Montgomery County Resource Recovery Project), AMT, Series A, 6.30% due 7/01/2016          1,556

AAA      NR*         500   Prince Georges County, Maryland, Housing Authority, Mortgage Revenue Refunding
                           Bonds (Parker Apartments Project), Series A, 7.25% due 11/20/2016 (f)                        516

AAA      NR*         620   Prince Georges County, Maryland, Housing Authority, S/F Mortgage Revenue Bonds,
                           AMT, Series A, 6.60% due 12/01/2025 (d)                                                      637

A        A1        1,500   Prince Georges County, Maryland, PCR, Refunding (Potomac Electric Project),
                           5.75% due 3/15/2010                                                                        1,656

AA+      Aa3       1,000   University of Maryland, System Auxiliary Facility and Tuition Revenue Bonds,
                           Series A, 5.75% due 10/01/2019                                                             1,071


Puerto Rico--17.9%
AAAr     Aaa         500   Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3, 9.914% due
                           7/01/2016 (g)(i)                                                                             628

A        Baa1      1,000   Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                           Revenue Bonds, Series D, 5.75% due 7/01/2041                                               1,044

A        Baa1        350   Puerto Rico Commonwealth, Public Improvement, GO, 5.25% due 7/01/2015                        367

AAA      Aaa         400   Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES, Series T,
                           10.229% due 7/01/2005 (e)(i)                                                                 460

                           Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds:
AAA      Aaa       1,000      Series A, 5.50% due 8/01/2019 (g)                                                       1,055
A-       Baa3        600      Series E, 5.75% due 8/01/2030                                                             610

AAA      Aaa       1,000   University of Puerto Rico, University Revenue Refunding Bonds, Series O,
                           5.375% due 6/01/2030 (g)                                                                   1,012

Total Investments (Cost--$27,782)--100.6%                                                                            29,058
Liabilities in Excess of Other Assets--(0.6%)                                                                         (176)
                                                                                                                    -------
Net Assets--100.0%                                                                                                  $28,882
                                                                                                                    =======

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)GNMA Collateralized.
(g)MBIA Insured.
(h)Prerefunded.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 2002
Assets:         Investments, at value (identified cost--$27,781,913)                                           $ 29,057,731
                Cash                                                                                                 41,963
                Receivables:
                   Securities sold                                                           $    532,426
                   Interest                                                                       345,613
                   Beneficial interest sold                                                        43,882           921,921
                                                                                             ------------
                Prepaid expenses and other assets                                                                    10,173
                                                                                                               ------------
                Total assets                                                                                     30,031,788
                                                                                                               ------------

Liabilities:    Payables:
                   Securities purchased                                                         1,039,620
                   Beneficial interest redeemed                                                    38,172
                   Dividends to shareholders                                                       28,410
                   Distributor                                                                     10,372
                   Investment adviser                                                               6,234         1,122,808
                                                                                             ------------
                Accrued expenses and other liabilities                                                               26,676
                                                                                                               ------------
                Total liabilities                                                                                 1,149,484
                                                                                                               ------------

Net Assets:     Net assets                                                                                     $ 28,882,304
                                                                                                               ============

Net Assets      Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:     number of shares authorized                                                                    $     20,704
                Class B Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                         223,576
                Class C Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                          26,944
                Class D Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                          21,750
                Paid-in capital in excess of par                                                                 28,426,323
                Accumulated realized capital losses on investments--net                                         (1,112,811)
                Unrealized appreciation on investments--net                                                       1,275,818
                                                                                                               ------------
                Net assets                                                                                     $ 28,882,304
                                                                                                               ============

Net Asset       Class A--Based on net assets of $2,040,648 and 207,035 shares of
Value:          beneficial interest outstanding                                                                $       9.86
                                                                                                               ============
                Class B--Based on net assets of $22,041,474 and 2,235,761 shares of
                beneficial interest outstanding                                                                $       9.86
                                                                                                               ============
                Class C--Based on net assets of $2,657,084 and 269,440 shares of
                beneficial interest outstanding                                                                $       9.86
                                                                                                               ============
                Class D--Based on net assets of $2,143,098 and 217,503 shares of
                beneficial interest outstanding                                                                $       9.85
                                                                                                               ============

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                  For the Six Months Ended January 31, 2002
Investment      Interest                                                                                       $    769,276
Income:

Expenses:       Investment advisory fees                                                     $     77,968
                Account maintenance and distribution fees--Class B                                 54,831
                Professional fees                                                                  39,899
                Accounting Services                                                                36,015
                Printing and shareholder reports                                                   12,046
                Account maintenance and distribution fees--Class C                                  7,349
                Transfer agent fees--Class B                                                        7,111
                Trustees' fees and expenses                                                         4,726
                Registration fees                                                                   4,543
                Pricing fees                                                                        2,290
                Account maintenance fees--Class D                                                     982
                Custodian fees                                                                        943
                Transfer agent fees--Class C                                                          847
                Transfer agent fees--Class A                                                          562
                Transfer agent fees--Class D                                                          550
                Other                                                                               4,660
                                                                                             ------------
                Total expenses before reimbursement                                               255,322
                Reimbursement of expenses                                                        (42,528)
                                                                                             ------------
                Total expenses after reimbursement                                                                  212,794
                                                                                                               ------------
                Investment income--net                                                                              556,482
                                                                                                               ------------

Realized &      Realized gain on investments--net                                                                    68,303
Unrealized      Change in unrealized appreciation on investments--net                                               (7,122)
Gain (Loss) on                                                                                                 ------------
Investments--   Net Increase in Net Assets Resulting from Operations                                           $    617,663
Net:                                                                                                           ============


See Notes to Financial Statements.


Statements of Changes in Net Assets

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                          Jan. 31, 2002     July 31, 2001
Operations:     Investment income--net                                                       $    556,482      $  1,020,979
                Realized gain (loss) on investments--net                                           68,303           (4,036)
                Change in unrealized appreciation on investments--net                             (7,122)         1,130,641
                                                                                             ------------      ------------
                Net increase in net assets resulting from operations                              617,663         2,147,584
                                                                                             ------------      ------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                       (43,935)          (77,095)
                   Class B                                                                      (424,275)         (810,020)
                   Class C                                                                       (46,170)          (78,780)
                   Class D                                                                       (42,102)          (55,084)
                                                                                             ------------      ------------
                Net decrease in net assets resulting from dividends to shareholders             (556,482)       (1,020,979)
                                                                                             ------------      ------------

Beneficial      Net increase in net assets derived from beneficial interest
Interest        transactions                                                                    1,448,435         2,237,962
Transactions:                                                                                ------------      ------------

Net Assets:     Total increase in net assets                                                    1,509,616         3,364,567
                Beginning of period                                                            27,372,688        24,008,121
                                                                                             ------------      ------------
                End of period                                                                $ 28,882,304      $ 27,372,688
                                                                                             ============      ============

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                                   Class A
                                                               For the
The following per share data and ratios                          Six
have been derived from information                             Months
provided in the financial statements.                           Ended
                                                               Jan. 31,              For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002        2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    9.83    $    9.40    $    9.56    $    9.80    $    9.66
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .22          .44          .45          .43          .47
                Realized and unrealized gain
                (loss) on investments--net                          .03          .43        (.16)        (.24)          .14
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .25          .87          .29          .19          .61
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.22)        (.44)        (.45)        (.43)        (.47)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    9.86    $    9.83    $    9.40    $    9.56    $    9.80
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              2.54%++        9.43%        3.19%        1.87%        6.46%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement                   1.05%*        1.06%         .91%         .94%         .73%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses                                         1.35%*        1.36%        1.21%        1.26%        1.21%
                                                              =========    =========    =========    =========    =========
                Investment income--net                           4.38%*        4.56%        4.82%        4.35%        4.80%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $   2,041    $   1,788    $   1,771    $   2,309    $   2,303
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               26.28%       37.69%       35.57%       30.98%       88.89%
                                                              =========    =========    =========    =========    =========



                                                                                                   Class B
                                                               For the
The following per share data and ratios                          Six
have been derived from information                             Months
provided in the financial statements.                           Ended
                                                               Jan. 31,              For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002        2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    9.83    $    9.40    $    9.56    $    9.80    $    9.66
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .19          .39          .40          .38          .42
                Realized and unrealized gain
                (loss) on investments--net                          .03          .43        (.16)        (.24)          .14
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .22          .82          .24          .14          .56
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.19)        (.39)        (.40)        (.38)        (.42)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    9.86    $    9.83    $    9.40    $    9.56    $    9.80
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              2.28%++        8.88%        2.67%        1.36%        5.92%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement                   1.56%*        1.57%        1.42%        1.45%        1.23%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses                                         1.86%*        1.87%        1.72%        1.77%        1.72%
                                                              =========    =========    =========    =========    =========
                Investment income--net                           3.87%*        4.04%        4.31%        3.84%        4.29%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  22,041    $  21,655    $  19,257    $  24,775    $  23,306
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               26.28%       37.69%       35.57%       30.98%       88.89%
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                                   Class C
                                                               For the
The following per share data and ratios                          Six
have been derived from information                             Months
provided in the financial statements.                           Ended
                                                               Jan. 31,              For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002        2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    9.84    $    9.40    $    9.56    $    9.80    $    9.67
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .19          .38          .39          .37          .41
                Realized and unrealized gain
                (loss) on investments--net                          .02          .44        (.16)        (.24)          .13
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .21          .82          .23          .13          .54
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.19)        (.38)        (.39)        (.37)        (.41)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    9.86    $    9.84    $    9.40    $    9.56    $    9.80
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              2.12%++        8.87%        2.57%        1.26%        5.70%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement                   1.66%*        1.67%        1.52%        1.56%        1.34%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses                                         1.96%*        1.97%        1.82%        1.88%        1.82%
                                                              =========    =========    =========    =========    =========
                Investment income--net                           3.77%*        3.94%        4.19%        3.73%        4.19%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $   2,657    $   2,204    $   2,002    $   2,762    $   2,307
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               26.28%       37.69%       35.57%       30.98%       88.89%
                                                              =========    =========    =========    =========    =========



                                                                                                   Class D
                                                               For the
The following per share data and ratios                          Six
have been derived from information                             Months
provided in the financial statements.                           Ended
                                                               Jan. 31,              For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002        2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    9.83    $    9.39    $    9.55    $    9.80    $    9.66
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .21          .43          .44          .42          .46
                Realized and unrealized gain
                (loss) on investments--net                          .02          .44        (.16)        (.25)          .14
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .23          .87          .28          .17          .60
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.21)        (.43)        (.44)        (.42)        (.46)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    9.85    $    9.83    $    9.39    $    9.55    $    9.80
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              2.39%++        9.44%        3.09%        1.67%        6.35%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement                   1.15%*        1.17%        1.01%        1.04%         .83%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses                                         1.45%*        1.47%        1.31%        1.36%        1.31%
                                                              =========    =========    =========    =========    =========
                Investment income--net                           4.28%*        4.42%        4.73%        4.25%        4.70%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $   2,143    $   1,726    $     978    $   1,091    $   1,107
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               26.28%       37.69%       35.57%       30.98%       88.89%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Maryland Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial atatements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAMD Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; ..525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

For the six months ended January 31, 2002, FAM earned fees of $77,968, of which $42,528 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                           Maintenance      Distribution
                               Fee               Fee

Class B                        .25%             .25%
Class C                        .25%             .35%
Class D                        .10%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                               FAMD           MLPF&S

Class A                        $ 74           $  462
Class D                        $718           $7,171


For the six months ended January 31, 2002, MLPF&S received contingent deferred sales charges of $13,246 and $70 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2002, the Fund reimbursed FAM $4,237 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $9,497,699 and $7,198,496, respectively.

Net realized gains for the six months ended January 31, 2002 and net unrealized gains as of January 31, 2002 were as follows:


                                        Realized         Unrealized
                                         Gains              Gains

Long-term investments                 $   68,303         $1,275,818
                                      ----------         ----------
Total                                 $   68,303         $1,275,818
                                      ==========         ==========


As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $1,275,818, of which $1,291,856 was related to appreciated securities and $16,038 was related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $27,781,913.



Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $1,448,435 for the six months ended January 31, 2002 and $2,237,962 for the year ended January 31, 2001.

Transactions in shares of beneficial interest for each class were as follows:



Class A Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                               58,157       $    574,468
Shares issued to shareholders
in reinvestment of dividends               3,418             33,739
                                    ------------       ------------
Total issued                              61,575            608,207
Shares redeemed                         (36,368)          (358,619)
                                    ------------       ------------
Net increase                              25,207       $    249,588
                                    ============       ============



Class A Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                               31,145       $    301,715
Shares issued to shareholders
in reinvestment of dividends               6,063             58,465
                                    ------------       ------------
Total issued                              37,208            360,180
Shares redeemed                         (43,818)          (421,887)
                                    ------------       ------------
Net decrease                             (6,610)       $   (61,707)
                                    ============       ============



Class B Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                              190,896       $  1,883,285
Shares issued to shareholders
in reinvestment of dividends              20,630            203,770
                                    ------------       ------------
Total issued                             211,526          2,087,055
Automatic conversion of shares           (8,258)           (81,593)
Shares redeemed                        (169,439)        (1,672,820)
                                    ------------       ------------
Net increase                              33,829       $    332,642
                                    ============       ============



Class B Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                              494,598       $  4,781,191
Shares issued to shareholders
in reinvestment of dividends              40,061            386,720
                                    ------------       ------------
Total issued                             534,659          5,167,911
Automatic conversion of shares           (6,035)           (57,570)
Shares redeemed                        (375,715)        (3,611,334)
                                    ------------       ------------
Net increase                             152,909       $  1,499,007
                                    ============       ============



Class C Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                               71,089       $    704,483
Shares issued to shareholders
in reinvestment of dividends               3,292             32,512
                                    ------------       ------------
Total issued                              74,381            736,995
Shares redeemed                         (29,010)          (285,996)
                                    ------------       ------------
Net increase                              45,371       $    450,999
                                    ============       ============



Class C Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                               97,313       $    947,995
Shares issued to shareholders
in reinvestment of dividends               5,055             48,835
                                    ------------       ------------
Total issued                             102,368            996,830
Shares redeemed                         (91,301)          (887,476)
                                    ------------       ------------
Net increase                              11,067       $    109,354
                                    ============       ============



Class D Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                               41,166       $    407,980
Automatic conversion of shares             8,266             81,593
Shares issued to shareholders
in reinvestment of dividends               1,789             17,652
                                    ------------       ------------
Total issued                              51,221            507,225
Shares redeemed                          (9,327)           (92,019)
                                    ------------       ------------
Net increase                              41,894       $    415,206
                                    ============       ============



Merrill Lynch Maryland Municipal Bond Fund, January 31, 2002



Class D Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                               76,312       $    737,447
Automatic conversion of shares             6,041             57,570
Shares issued to shareholders
in reinvestment of dividends               2,801             27,069
                                    ------------       ------------
Total issued                              85,154            822,086
Shares redeemed                         (13,614)          (130,778)
                                    ------------       ------------
Net increase                              71,540       $    691,308
                                    ============       ============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2002.


6. Capital Loss Carryforward:
At July 31, 2001, the Fund had a net capital loss carryforward of approximately $1,111,000, of which $333,000 expires in 2003 and $778,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


7. Reorganization Plan:
On December 14, 2001 the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would aquire substantially all of the assets and liabilities of the fund in exchange for newly issued shares of the National Portfolio.



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary



Joseph L. May, Trustee and Vincent R. Giordano, Senior Vice
President of Merrill Lynch Maryland Municipal Bond Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. May and Giordano well in their retirements.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863